UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

MGM Resorts International

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Your Vote Counts! MGM RESORTS INTERNATIONAL 2026 Annual Meeting Vote by May 5, 2026 8:59 PM Pacific Time MGM RESORTS INTERNATIONAL ATTN: CORPORATE SECRETARY 3600 LAS VEGAS BLVD. SOUTH LAS VEGAS, NEVADA 89109 V87026-P45775 You invested in MGM RESORTS INTERNATIONAL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice and Proxy Statement and AR/10-K/10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 6, 2026 10:00 AM Pacific Time www.virtualshareholdermeeting.com/MGM2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors | |
| | **Nominees:** | |
| 1a. | Keith Barr | For |
| 1b. | Barry Diller | For |
| 1c. | William J. Hornbuckle | For |
| 1d. | Donna Langley | For |
| 1e. | Joey Levin | For |
| 1f. | Rose McKinney-James | For |
| 1g. | Keith A. Meister | For |
| 1h. | Paul Salem | For |
| 1i. | Jan G. Swartz | For |
| 1j. | Daniel J. Taylor | For |
| 1k. | Ben Winston | For |
| 2. | To ratify the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for the year ending December 31, 2026. | For |
| 3. | To approve, on an advisory basis, the compensation of our named executive officers. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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